Exhibit 99.1


                            REVOLVING LOAN AGREEMENT

     THIS REVOLVING LOAN AGREEMENT (as the same may be amended from time to time, this "Agreement") is made and entered into as of this November 10, 2005, by and among One Link 4 Travel, Inc., a Delaware corporation ("OneLink"), Reservation Center, Inc., a California corporation and wholly-owned subsidiary of OneLink ("Borrower"), and Boatright Family, L.L.C., an Oklahoma limited liability company ("Lender").

                                    RECITALS

     WHEREAS, Borrower desires to borrow up to Five Hundred Thousand Dollars ($500,000) from Lender on a revolving basis; and

     WHEREAS, Lender has agreed to make a revolving loan to Borrower in the principal amount of up to Five Hundred Thousand Dollars ($500,000) for a period of one year in accordance with the terms and conditions of this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Definitions. The following capitalized terms shall have the meanings ascribed to them when used in this agreement:

     "Accounts Receivable Report" shall have the meaning given to such term in
Section 3(a) of this Agreement.

     "Advance" or "Advances" is a loan advance (or advances) made to Borrower under this Agreement.

     "Agreement" shall mean this Revolving Loan Agreement, as the same may be amended from time to time.

     "Borrower" means Reservation Center, Inc., a California corporation.

     "Borrowing Base" is 60% of all Qualified Accounts Receivable, as determined by Lender from Borrower's most recent Accounts Receivable Report.

     "Business Day" is a day other than a Saturday, a Sunday or any other day on which commercial lenders in the United States are required by law to close.

     "Committed Revolving Line" is a Credit Extension of up to $500,000.

     "Credit Extension" is each Advance or any other extension of credit by Lender for the benefit of Borrower.

     "Event of Default" shall have the meaning given to such term in Section 6 of this Agreement.

     "Junior Creditor Documents" shall have the meaning given to such term in the Subordination Agreement.

     "Lender" means Boatright Family, L.L.C., an Oklahoma limited liability company.

     "Maturity Date" is the first anniversary of the date of this Agreement.

     "OneLink" means One Link 4 Travel, Inc., a Delaware corporation.

     "Prime Rate" is the prime lending rate as announced by the Bank of New York from time to time.

     "Promissory Note" shall have the meaning given to such term in Section 2(d) of this Agreement.

     "Qualified Accounts Receivable" are all accounts receivable of Borrower (as such accounts receivable may change from time to time in the ordinary course of Borrower's business), other than: (i) all accounts receivable that are ninety
(90) days or more past due, and (ii) all accounts receivable from any account debtor of Borrower having one or more accounts payable to Borrower included within the preceding clause (i).

     "Securities" shall have the meaning given to such term in Section 7(b)(1) of this Agreement.

     "Securities Act" shall have the meaning given to such term in Section 7(b)(1) of this Agreement.

     "Security Agreement" shall have the meaning given to such term in Section 4 of this Agreement.

     "Subordination Agreement" shall have the meaning given to such term in
Section 5(b) of this Agreement.

     "Warrant" shall have the meaning given to such term in Section 7(a) of this Agreement.

     "Warrant Shares" shall have the meaning given to such term in Section 7(a) of this Agreement.

     2.   Amount and Terms of the Loan.

     (a) Advances.

          (1) Lender will make Advances to Borrower from time to time in an aggregate amount outstanding at any one time not exceeding the Committed Revolving Line or the Borrowing Base, whichever is less. Amounts borrowed under this Section 2 may be repaid and reborrowed during the term of this Agreement.

          (2) Borrower shall give Lender written notice of any request for borrowing hereunder at least three (3) Business Days' prior to a proposed borrowing date. Each such request shall be executed by the chief executive officer, the chief financial officer or the principal accounting officer of Borrower, shall state the amount of the Advance requested, and shall be accompanied by such information and documentation as Lender may deem reasonably necessary to determine whether the proposed borrowing will comply with the limitations in Section 2(a)(1) above. Not later than 1:00 p.m. (Pacific time) on the borrowing date specified in such request, Lender shall make the requested Advance available to Borrower in immediately available funds.

          (3) The Committed Revolving Line shall terminate on the Maturity Date, whereupon all Advances then outstanding (together with all interest accrued thereon) shall become immediately due and payable.

     (b) Line of Credit Payoff as Initial Advance. The parties acknowledge that Borrower maintains a line of credit with City National Bank, and that advances to Borrower of approximately $100,000 are presently outstanding thereunder. Concurrently with the execution of this Agreement, Borrower shall request that City National Bank provide a payoff statement on such line of credit directly to Lender. Promptly upon Lender's receipt of such payoff statement, Lender shall pay to City National Bank the payoff amount specified in such payoff statement and such payoff amount shall be treated as the initial Advance made to Borrower under this Agreement. Until such time as such payoff amount is made to City National Bank, Borrower shall not request, and Lender shall not be obligated to make, any Advances under this Agreement.

     (c) Overadvances. If at any time the aggregate amount of Advances outstanding exceeds the lesser of either (i) the Committed Revolving Line or
(ii) the Borrowing Base, Borrower shall immediately pay in cash to Lender the excess.

     (d) Interest Rate. Advances outstanding shall accrue interest at a per annum rate of one (1.0) percentage point above the Prime Rate. After the occurrence and during the continuation of an Event of Default, Obligations accrue interest at eight (8.0) percentage points above the Prime Rate. The rate at which interest accrues on Advances shall increase or decrease as the Prime Rate changes. Interest is computed on the basis of a 360 day year. Accrued interest on Advances shall be payable on the first Business Day of each month.

     (e) Promissory Note. Concurrently herewith, Borrower is executing and delivering to Lender a promissory note in the form attached hereto as Exhibit 1 (the "Promissory Note"). All Advances shall be evidenced by the Promissory Note. The Lender shall record Advances and principal payments thereon on Exhibit A to the Promissory Note, and the Lender's record thereof shall be conclusive absent manifest error. Notwithstanding the foregoing, the failure to make a notation or an error in making a notation with respect to any Advance or any payment shall not limit or otherwise affect the obligations of Borrower to the Lender with respect to any Advances or the interest accrued thereon.

     3.   Borrowing Base Covenants.

     (a) Accounts Receivable Report. From and after the date hereof and until the Maturity Date, Borrower shall provide to Lender a weekly report of its account receivable balances in such form as may be reasonably acceptable to Lender (each such report, an "Accounts Receivable Report").

     (b) Audit Rights. Lender shall have the right, upon five (5) Business Days' prior notice, to audit Borrower's records relating to its accounts receivable. Borrower shall allow Lender reasonable access to such records during normal business hours for the purpose of permitting Lender to substantiate Borrower's account receivable balances. Further, Borrower shall permit Lender to contact Borrower's account debtors to the extent reasonably necessary to permit Lender to substantiate Borrower's account receivable balances.

     4. Security. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender a Security Agreement securing the performance of Borrower's obligations under this Agreement and the Promissory Note with 100% of the accounts receivable of Borrower in the form attached hereto as Exhibit 2 (as the same may be amended from time to time, the "Security Agreement").

     5. Conditions Precedent to the Making of Advances. The obligation of Lender to make Advances under this Agreement is subject to the satisfaction (or written waiver by Lender) of the following conditions precedent:

     (a) Performance of Obligations. Borrower shall have performed and complied with all agreements and conditions contained herein, including, without limitation, those agreements and conditions specified in Section 2(b), required to be performed or complied with by it prior to or at the disbursement of each Advance.

     (b) Subordination Agreement. Lender, Borrower and OurLink, LLC, a Texas limited liability company, shall have entered into a Subordination Agreement in the form of Exhibit 3 hereto (as the same may be amended from time to time, the "Subordination Agreement"), and such Subordination Agreement shall continue to be in full force and effect.

     6.   Event of Default.

     (a) Default Events. Any of the following shall constitute a default ("Event of Default") under this Agreement:

          (1) Borrower shall fail to pay when due any amounts owing to Lender under this Agreement, and such failure unless otherwise cured shall have continued for a period of five (5) calendar days after receipt of notice from Lender;

          (2) Borrower shall fail to perform, keep or observe any covenant set forth in this Agreement or the Security Agreement, and such failure unless otherwise cured shall have continued for a period of fifteen (15) calendar days after receipt of notice thereof from Lender; and

          (3) The occurrence of a "Default" or an "Event of Default" under the Junior Creditor Documents.

     (b) Remedies of Lender upon Event of Default. If an Event of Default shall occur, all Advances then outstanding (together with all interest accrued thereon) shall become immediately due and payable without presentment demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and an action therefor shall immediately accrue.

     7.   Warrant.

     (a) Warrant. As an inducement to Lender to enter into this Agreement and make Advances to Borrower, OneLink shall execute and deliver to Lender within two (2) Business Days following the date of this Agreement, a warrant of five-year duration to purchase Five Hundred Thousand (500,000) shares of OneLink's common stock (the "Warrant Shares") at $1.00 per share, which shall be immediately exercisable as to 250,000 Warrant Shares and shall become exercisable as to the remaining 250,000 only upon the occurrence of an Event of Default, in the form of Exhibit 4 hereto (the "Warrant").

     (b) Investment Representations. Lender represents and warrants to OneLink as of the date hereof, and shall represent and warrant to OneLink upon exercise of the Warrant in whole or in part, as follows:

          (1) Investment Intent. This Agreement is made with Lender in reliance upon Lender's representation to OneLink, evidenced by Lender's execution of this Agreement, that Lender will acquire or is acquiring the Warrant and the Warrant Shares (together, the "Securities") for investment for Lender's own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933 and the rules promulgated thereunder, as amended (the "Securities Act"), or the laws of the State of California.

          (2) Not Registered. Lender understands and acknowledges that none of the Securities will be registered under the Securities Act or qualified under the laws of the State of California on the grounds that the offering and sale of Securities contemplated by this Agreement are exempt from registration under the Securities Act and exempt from qualification pursuant to section 25102(f) and/or 25102.1(d) of the California Corporations Code, and that OneLink's reliance upon such exemptions is predicated upon Lender's relationship with Company and Lender's representations set forth in this Agreement. Lender acknowledges and understands that resale of the Securities may be restricted indefinitely unless the Securities are subsequently registered under the Securities Act, pursuant to the exercise of the registration rights provided under Section 8 of this Agreement or otherwise, and qualified under the laws of the State of California or an exemption from such registration and such qualification is available.

          (3) No Transfer. Lender covenants that in no event will it dispose of the Securities other than in conjunction with an effective registration statement for the Securities under the Securities Act or pursuant to an exemption therefrom, or in compliance with Rule 144 promulgated under the Securities Act or to an entity affiliated with Lender, and other than in compliance with the applicable securities regulation laws of any state.

          (4) Accredited Investor. Lender is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission as currently in effect.

          (5) Knowledge and Experience. Lender: (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Lender's prospective investment in the Securities;
     (ii) has the ability to bear the economic risks of its prospective investment; and (iii) has not been offered any of the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

     8.   Registration Rights.

     (a) Notice of Registration. If, at any time or from time to time, OneLink shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans (e.g., a registration statement on Form S-8), or (ii) a registration relating solely to a reclassification of securities, merger, consolidation or other similar transaction (e.g., a registration statement on Form S-4), OneLink shall:

          (1) promptly give to Lender written notice thereof; and

          (2) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Warrant Shares specified in a written request or requests, made within twenty (20) days after receipt of such written notice from OneLink, that are held or will be held by Lender at the time the registration statement is to be filed (as specified in the written notice).

     (b) Underwriting. If the registration of which OneLink gives notice is for a registered public offering involving an underwriting, OneLink shall so advise Lender as a part of the written notice given pursuant to Section 8(a)(1). In such event the right of Lender to registration pursuant to Section 8(a) shall be conditioned upon Lender's participation in such underwriting to the extent provided herein. If Lender proposes to distribute its securities through such underwriting, he shall (together with OneLink and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by OneLink. Notwithstanding any other provision of this Section 8(b), if the managing underwriter determines that marketing factors require limitation of the number of shares to be underwritten, the managing underwriter may limit the Warrant Shares to be included in such registration. OneLink shall so advise Lender and other holders distributing their securities through such underwriting and the number of shares of securities that may be included in the registration and underwriting (other than on behalf of OneLink or on behalf of holders of securities with registration rights senior to those of Lender) shall be allocated among Lender and such other holders (provided that such other holders have contractual rights to participate in such registration which are not subordinate to Lender) in proportion, as nearly as practicable, to the respective amounts of securities requested to be included in such registration by Lender and such other holders. To facilitate the allocation of securities in accordance with the above provisions, OneLink may round the number of securities allocated to Lender or any other holder to the nearest 100 shares. If Lender disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to OneLink and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

     (c) Expenses of Registration. For purposes of this Agreement, "Registration Expenses" means all expenses, except as otherwise stated in subsections 8(c)(1) and (2) below, incurred by OneLink in complying with this Section 8, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for OneLink, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of OneLink which shall be paid in any event by OneLink). All Registration Expenses shall be borne by OneLink, except as follows:

          (1) OneLink shall not be required to pay fees or disbursements of Lender's legal counsel.

          (2) OneLink shall not be required to pay underwriters' fees, discounts or commissions relating to the Warrant Shares.

     9.   Miscellaneous.

     (a) Entire Agreement and Modification. This Agreement together with the exhibits attached hereto, the Note, the Security Agreement, the Subordination Agreement and the Warrant constitute and contain the entire agreement of the parties and supersede any and all prior negotiations, correspondence, understandings and agreements between the parties respecting the subject matter hereof. This Agreement may only be amended by a written instrument signed by the parties hereto.

     (b) Assignment. No party hereto may assign, in whole or in part, any of its rights or obligations under this Agreement, unless such assignment is expressly consented to in writing by the other parties hereto.

     (c) Governing Law; Jurisdiction and Venue. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Oklahoma, without regard to the conflicts of law provisions of the State of Oklahoma or of any other state. In connection with any such action, each of OneLink and Borrower consents to the exclusive jurisdiction and venue of any court of appropriate subject matter jurisdiction located in the State of Oklahoma (an "Oklahoma Court"). Each of OneLink and Borrower consents to the enforcement in any court of appropriate subject matter jurisdiction located in the State of California of any judgment arising out of or in connection with this Agreement that may be obtained against it in an Oklahoma Court.

     (d) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon personal delivery, facsimile transmission (with written or facsimile confirmation of receipt), telex or delivery by a reputable overnight commercial delivery service (delivery, postage or freight charges prepaid), or on the fourth day following deposit in the United States mail (if sent by registered or certified mail, return receipt requested, delivery, postage or freight charges prepaid), addressed to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         If to Lender:      Boatright Family, L.L.C.
                            4932 N.W., 31st Street
                            Oklahoma City, Oklahoma  73122
                            Telephone: (405) 947-2428

         If to OneLink:     One Link 4 Travel, Inc.
                            One Market Plaza
                            Spear Street Tower, 36th Floor
                            San Francisco, CA 94105
                            Attention:  Chief Executive Officer

                            with a copy to:

                            Dudnick Detwiler Rivin & Stikker LLP
                            Attention:  Jeffrey B. Detwiler, Esq.
                            351 California Street, Fifteenth Floor
                            San Francisco, California 94104
                            Telephone:  (415) 982-1400
                            Facsimile: (415) 982-1401

         If to Borrower:    Reservation Center, Inc.
                            29229 Canwood Street, Suite 100
                            Agoura Hills, California 91301
                            Attention:  Chief Executive Officer

                            with a copy to:

                            Dudnick Detwiler Rivin & Stikker LLP
                            Attention:  Jeffrey B. Detwiler, Esq.
                            351 California Street, Fifteenth Floor
                            San Francisco, California 94104
                            Telephone:  (415) 982-1400
                            Facsimile: (415) 982-1401

     (e) Validity. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     (f) Expenses. Each of the parties hereto shall bear its respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated hereby; provided, however, that OneLink and Borrower shall reimburse Lender an amount up to $1,000 for the documented legal fees reasonably incurred by Lender with respect to this Agreement and the transactions contemplated hereby.

     (g) Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement and shall become effective when all counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date and year first written above.

LENDER:                                       ONELINK:

Boatright Family, L.L.C,                      One Link 4 Travel, Inc.,
an Oklahoma limited liability company         a Delaware corporation


By: /s/ Peter Boatright                       By: /s/ F. W. Guerin
  ------------------------------------            ----------------
                                                  F. W. Guerin, CEO
  ------------------------------------

                                              BORROWER:

                                              Reservation Center, Inc.,
                                              a California corporation


                                              By:  /s/ F. W. Guerin
                                                  -----------------
                                                  F. W. Guerin, VP and CFO

                                    EXHIBIT 1
                             FORM OF PROMISSORY NOTE

                                    EXHIBIT 2
                           FORM OF SECURITY AGREEMENT

                                    EXHIBIT 3
                         FORM OF SUBORDINATION AGREEMENT

                                    EXHIBIT 4
                                 FORM OF WARRANT